Prospectus
February ^ 9, 1998


                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

                            INVESCO VIF-REALTY FUND

      INVESCO Variable Investment Funds, Inc. (the "Company"), a Maryland corporation, is an open-end management investment company that offers shares of common stock of ten diversified investment portfolios (the "Funds"), including the INVESCO VIF - Realty Portfolio (the "Realty Fund" or "Fund"). The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. If other Funds are available under a Participating Insurance Company's contracts, a prospectus describing them will be available from the Participating Insurance Company.

      The Realty Fund seeks to provide long-term capital growth. Above-average current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Realty Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds.


      This Prospectus sets forth concisely the information about the Fund that a prospective purchaser should know before purchasing a variable contract from a Participating Insurance Company or allocating contract values to the Fund or to one or more of the other Funds. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request by writing INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706, by calling 1-800-525-8085, or by contacting a Participating Insurance Company and requesting the "Statement of Additional Information for INVESCO Variable Investment Funds, Inc." (the "Statement of Additional Information"). The Statement of Additional Information dated February ^ 9, 1998, is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                              TABLE OF CONTENTS
                                                                          Page

SUMMARY......................................................................2

INVESTMENT OBJECTIVE AND POLICIES............................................2

RISK FACTORS.................................................................3

INVESTMENT RESTRICTIONS......................................................9

MANAGEMENT...................................................................9

PURCHASES AND REDEMPTIONS...................................................10

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.....................................11

PERFORMANCE INFORMATION.....................................................11

ADDITIONAL INFORMATION......................................................12

APPENDIX....................................................................13

SUMMARY

      The Company is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of ten diversified investment portfolios ("Funds"), the INVESCO VIF - Dynamics Portfolio, the INVESCO VIF - Growth Portfolio, the INVESCO VIF - Health Sciences Portfolio, the INVESCO VIF - High Yield Portfolio, the INVESCO VIF - Industrial Income Portfolio, the INVESCO VIF - Small Company Growth Portfolio, the INVESCO VIF-Realty Fund Portfolio, the INVESCO VIF - Total Return Portfolio, the INVESCO VIF - Technology Portfolio and the INVESCO VIF - Utilities Portfolio. This Prospectus relates to shares of the INVESCO VIF - Realty
Portfolio only. Additional portfolios may be created from time to time. The overall supervision of each Fund is the responsibility of the Company's board of directors.

      The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance contracts to be offered by separate accounts of certain life insurance companies ("Participating Insurance Companies"). Fund shares are not available for purchase other than through the purchase of such contracts. The variable annuity and variable life insurance contracts are described in separate prospectuses of the Participat ing Insurance Companies (the "Separate Account Prospectuses"). The Company assumes no responsibility for the Separate Account Prospectuses. A contract owner should refer to the Separate Account Prospectuses for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Fund.

      The Fund seeks long-term capital growth. Current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Fund normally invests 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as mortgage-backed securities and corporate bonds. There is, of course, no guarantee that the Fund will achieve its investment objective.

      The Fund focuses on equity securities of companies in the real estate industry. As such, in addition to the normal market risks associated with investments in securities generally, the Fund is particularly sensitive to conditions in the real estate industry. Real estate is a cyclical industry that is sensitive to, among other things, interest rates, property tax rates, national, regional and local economic conditions and availability of materials. The Fund's investments in debt securities are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The returns on foreign investments may be influenced by the risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These and other risks are discussed below under the caption "Risk Factors."

     INVESCO Funds Group, Inc. ("IFG"), the ^ Fund's investment adviser, is primarily responsible for providing the Company with various administrative services and supervising the Company's daily business affairs. Portfolio management is provided to the Fund by its sub-adviser (referred to collectively with IFG as "Fund Manage ment"). INVESCO Realty Advisors, Inc. ("IRAI") serves as sub-adviser to the Fund. The Fund pays IFG an advisory fee for the management of its investments and business affairs. INVESCO Distributors, Inc. ("IDI") is responsible for providing the Company with services related to distribution. A discussion of these fees and additional information about IFG, IRAI and IDI is provided below under the caption "Management."


INVESTMENT OBJECTIVE AND POLICIES

      The Fund seeks to provide long-term capital growth and current income while following sound investment practices. This investment objective is fundamental and may be changed only by vote of a majority of the outstanding shares of the Fund. There is no assurance that any Fund will achieve its investment objective. Any investment policy of the Fund may be changed by the Company's board of directors without shareholder approval unless the policy is one required by the Fund's fundamental investment restrictions set forth in the Statement of Additional Information.

      The Fund normally invests at least 65% of its total assets in equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in that industry if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. Such companies may include, for example, real estate investment trusts ("REITs"), real estate brokers, home builders or real estate developers, companies with substantial real estate holdings (such as paper and lumber producers, agricultural businesses and lodging and entertainment companies) and companies with significant involvement in the real estate industry, such as building supply companies and financial institutions that write real estate mortgages. In addition to common stocks, "equity securities" may include preferred stocks, securities convertible into common stock and warrants.

      The Fund's investments in equity securities are diversified by both property type and geographic region. Under normal circumstances, no one property type will represent more than 50% of the Fund's total assets. The remaining assets of the Fund are invested in debt securities, including mortgage-backed securities and debt or equity securities of companies which may or may not be principally engaged in the real estate industry, including non-investment grade and unrated debt securities. The Fund may invest up to 25% of its total assets in foreign securities.


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      The Fund may invest up to 15% of its total assets in debt  securities that are rated below investment grade quality (commonly called "junk bonds") and rated BB or lower by Standard & Poor's ^, a division of The McGraw ^ Hill Companies, Inc. ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by Fund Management to be of equivalent quality). These include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Investments in unrated securities may not exceed 25% of the Fund's total assets. Never, under any circumstances, is the Fund permitted to purchase bonds which are rated below B- by S&P and B by Moody's. Bonds rated B- or B generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. While Fund Management continuously monitors all of the corporate bonds in the Fund's investment portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security.


      In periods of abnormal economic or market conditions, as determined by Fund Management, the Fund may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. The Fund reserves the right to hold equity, fixed-income and cash securities in whatever proportion is deemed desirable at any time for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve capital appreciation will be limited; however, the ability to maintain a defensive position enables the Fund to seek to avoid capital losses during market downturns. Under normal circumstances, the Fund does not expect to have a substantial portion of its assets invested in cash securities.

      Because prices of stocks fluctuate from day to day, the value of an investment in any of the Funds will vary based upon the specific Fund's investment performance. The Fund's performance is tied closely to conditions affecting the real estate industry, which has historically been cyclical. The real estate industry is highly sensitive to national, regional and local economic conditions, in addition to such factors as interest rates, changes in property taxes and real estate values, overbuilding, and changes in rental income. The structure, management and cash flow of many of the companies in the industry also may heavily impact their performance. Although the Fund does not intend to invest directly in private real estate assets, it conceivably could own real estate directly as a result of default on debt securities that it holds in its portfolio. Therefore, the Fund may be subject to certain risks associated with the direct ownership of real estate, including, among others, difficulties in valuing and trading real estate and declines in the value of real estate.

RISK FACTORS

      Contract owners should consider the special factors associated with the policies discussed below in determining the appropriate ness of allocating contract values to one or more of the Funds. See the Statement of Additional Information for a discussion of additional risk factors.

      Potential Conflicts. The Company has received an exemptive order of the Securities and Exchange Commission that permits the sale of Fund shares to variable annuity separate accounts and variable life insurance separate accounts of affiliated and unaffiliated Participating Insurance Companies. The Company currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Company's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto.

      Credit and Market Risks. All securities, including those purchased by the Fund, are subject to some degree of credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

      To limit exposure to credit risks, the Fund, as a matter of fundamental policy, will be diversified. With respect to 75% of the Fund's total assets, no more than 5% of the purchasing Fund's total assets will be invested in the securities of any one issuer. These percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a percentage resulting from fluctuations in value will not require elimination of any security from the Fund. The credit risk exposure of the Fund may be increased by its policy of concentrating investments in a specific business sector. See "Risk Factors -- Concentration."

      Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as either equity or mortgage, or a combination of the two. An equity REIT invests the majority of its assets directly in real estate and derives most of its income from rents. A mortgage REIT invests the majority of its assets in real estate mortgages and derives most of its income from interest payments. In addition to the risks inherent in any investment in the real estate industry, investments in REITs have certain unique risks. Equity REITs can be affected by changes in the value of the underlying property owned by them; mortgage REITs are affected by the quality of the credit extended. REITs are not diversified, and are subject to the risks of real estate financing, including cash flow dependency and defaults by borrowers. REITs attempt to qualify for beneficial tax treatment by distributing 95% of their taxable income to their interest holders. If a REIT fails to ^ qualify for such beneficial tax treatment, it would be taxed as a corporation, and distributions to its shareholders (including the Fund) would be reduced. By investing in REITs indirectly through the Fund, a Fund shareholder will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REIT. For taxable shareholders, a portion of the dividends paid by a REIT may be considered return on capital and would not currently be regarded as taxable income. Therefore, depending upon an individual's tax bracket, the dividend yield may have a higher tax-effective yield.


      Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government or federal agencies such as Government National Mortgage Association ("GNMA"), Fannie Mae (formerly known as the Federal National Mortgage Association) and Federal Home Loan Mortgage Corporation ("FHLMC"). Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as FHLMC certificates, are not. Mortgage-backed securities represent interests in pools of mortgages which have been purchased from loan institutions such as banks and savings & loans, and packaged for resale in the secondary market. Interest and principal are "passed through" to the holders of the securities. The timely payment of interest and principal is guaranteed by a federal agency, but the market value of the security is not guaranteed and will vary. The Fund also may invest in mortgage-backed securities issued by private, non-government issuers such as banks and broker-dealers. When interest rates drop, many home buyers choose to refinance their mortgages. These resulting prepayments of the initial mortgages may shorten the average weighted lives of mortgage-backed securities and may lower their returns. Prepayment rates cannot be predicted with any accuracy. Under certain interest rate and prepayment rate structures, it is possible that the Fund may fail to recoup the full amount of its investment in mortgage-backed securities, despite any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts received representing unscheduled prepayments of principal, it likely will receive a rate of interest that is lower than the rate on then-existing adjustable rate mortgage pass-through securities.

      Collateralized mortgage obligations ("CMOs") may be issued by, among others, U.S. government agencies and instrumentalities. CMOs are issued in classes, with the principal of, and interest on, the underlying mortgage assets allocated among the several classes. Each class is commonly referred to as a "tranche," and is issued at a specific or adjustable interest rate. Each tranche must be fully retired no later than its final distribution date. Generally, interest is paid or accrued monthly. CMOs typically are collateralized by GNMA, Fannie Mae or FHLMC certificates. They also may be collateralized by other mortgage assets, including whole loans or private mortgage pass-through securities. CMOs are paid from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon. Risks of investing in CMOs, in addition to the general risks of investing in the real estate industry, include failure of the counter party to meet its commitments, the effects of prepayment on mortgage cash flows and adverse interest rate changes. Investing in the lower tranches of CMOs presents risks similar to investments in equity securities. The yield of CMOs may be affected by adjustability of interest rates and the possibility that prepayments of principal may be made significantly earlier than the final distribution dates.^


      Portfolio Lending. The Fund may make loans of its portfolio securities to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with its securities loans.

      Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Fund Management monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of that loan, the aggregate value of securities then on loan would exceed 331/3% of the Fund's total assets (taken at market value).

      Repurchase Agreements. The Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy by Fund Management (subject to review by the Company's board of directors). A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally the next business day). If the other party defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell the security.

      To minimize risks associated with repurchase agreements, the securities underlying each repurchase agreement will be maintained with the Company's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case. The Fund anticipates a portfolio turnover rate between 60% and 75%. A portfolio turnover rate of 75% would occur if three-quarters of the Fund's portfolio securities were sold within one year. The Company's brokerage allocation policies, including the consideration of sales of Participating Life Insurance Companies' variable annuity and variable life insurance contracts when selecting among qualified brokers offering comparable best price and execution on Fund transactions, are discussed in the Statement of Additional Information.

      Illiquid and Rule 144A Securities. The Fund is authorized to invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.

     Certain restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing 15% limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

      Foreign Securities. The Fund may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Investments in securities of foreign companies (including Canadian securities, which are not subject to the 25% limitation) and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other risks of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

     -less  government  regulation  of  stock  exchanges,   brokers  and  listed
companies abroad than in the United States; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of the Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      Securities purchased by means of ADRs also are not subject to the 25% limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

      Delayed Delivery or When-Issued Purchases. Securities may at times be purchased or sold by the Fund with settlement taking place in the future. The Fund may invest, and hold, up to 10% of its net assets in when-issued securities. In the case of debt securities, the payment obligations and the interest rates that will be received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date. For more information concerning delayed delivery and when-issued purchases, see the Statement of Additional Information.

      Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Fund does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into forward contracts for a term of more than one year or for purposes of speculation. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see "Investment Policies" in the Statement of Additional Information.


      High-Risk, High-Yield Debt Securities. Although Fund Management limits the Fund's debt security investments to securities it believes are not highly speculative, both credit and market risks are increased by ^ the Fund's investments in debt securities rated below the top four grades by S&P or Moody's (high-risk, high-yield securities commonly known as "junk bonds") and comparable unrated debt securities. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by S&P (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Fund's investment objective may be more dependent on Fund Management's credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the Fund may be expected to fluctuate more than that of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has experienced a significant increase in the use of high yield corporate debt securities to Fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by a Fund in a defaulted security may adversely affect the Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of, the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

      While Fund Management continuously monitors all of the debt securities held by the Funds for the issuers' ability to make required principal and interest payments and other quality factors, a Fund may retain in the portfolio a debt security whose rating is changed to one below the minimum rating required for purchase.

      For a detailed description of corporate bond ratings, refer to the Appendix to this Prospectus. More information on debt securities is contained in the Statement of Additional Information.

      Concentration. While the Fund diversifies its investments by investing, with respect to at least 75% of its total assets, not more than 5% of its total assets in the securities of any one issuer, its assets normally will be invested primarily in companies engaged in a single business sector. As a result of this investment policy, an investment in the Fund may be subject to greater fluctuations in value than generally would be the case if an investment were made in an investment company which did not concentrate its investments in a similar manner. For example, certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within a particular industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company which occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies which spread their investments over many different business sectors.

      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

     Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      The Fund may buy and sell interest rate futures contracts relating to U.S. government securities for the purpose of hedging the value of its securities portfolio.

      The risks related to transactions in options and futures to be entered into by the Fund are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.

INVESTMENT RESTRICTIONS

      The Fund is subject to certain fundamental restrictions regarding its investments which may not be altered without the approval of the Fund's shareholders. Those restrictions include, among others, limitations with respect to the percentages of the value of the Fund's total assets which may be invested in any one company. A list of the Fund's fundamental investment restrictions and a list of additional, non-fundamental investment restrictions of the Fund (which can be changed by the Company's board of directors without shareholder approval) are contained in the Statement of Additional Information.

MANAGEMENT

      Pursuant to an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. IFG is primarily responsible for providing the Fund with various administrative services and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

      Pursuant to an agreement with IFG, IRAI serves as the sub-adviser of the Fund. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved by the Company's board of directors. The address of IRAI is One Lincoln Center, Suite 1200, 5400 LBJ Freeway, LB-2, Dallas, Texas. Subject to the supervision of IFG and review by the Company's board of directors, IRAI is primarily responsible for selecting and managing the investments of the Fund. INVESCO Distributors, Inc. ("IDI") provides services relating to the distribution and sales of the Fund's shares.

      The Fund's investments are selected by a team of IRAI portfolio managers that is collectively responsible for the investment decisions relating to the Fund.


       IFG, IRAI and IDI are indirect wholly-owned subsidies of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP PLC has approximately $177.5 billion in assets under management. IFG was established in 1932 and, as of ^ August 31, ^ 1997, managed 14 mutual funds, consisting of ^ 45 separate portfolios, with combined assets of approximately ^ $15.9 billion on behalf of over ^ 854,448 shareholders. IRAI, established in 1983, is a registered investment adviser that currently manages $3.2 billion of assets (both securities and direct investments in real estate) for its clients. IRAI's clients include corporate plans and public pension funds, as well as endowment and foundation accounts. It presently serves as sub-adviser to two other mutual fund portfolios, as well as other collective investment vehicles. As of ^ December 31, 1997, the portfolio of direct investments in real estate managed by IRAI for its clients contained ^ 124 properties totaling more than ^ 35.5 million square feet of commercial real estate and ^ 14,340 apartment units.


     The Fund pays IFG a monthly advisory fee which is based upon a percentage of the Fund's average net assets, determined daily. The advisory fee is computed at the annual rates of [1.10%] on the first $500 million of the Fund's average net assets; [0.90%] on the next $500 million of the Fund's average net assets; and [0.75%] on the Fund's average net assets in excess of $1 billion.

      Out of the advisory fee received from the Fund, IFG pays IRAI a monthly sub-advisory fee. No fee is paid by the Fund to its sub-adviser. The sub-advisory fee is computed at the annual rates of 0.30% on the first $500 million of the Fund's average net assets; 0.25% on the next $500 million of the Fund's average net assets; and 0.2167% on the Fund's average net assets in excess of $1 billion.

      The Company also has entered into an Administrative Services Agreement with IFG dated February 28, 1997 (the "Administrative Agreement"). Pursuant to the Administrative Agreement, IFG performs certain administrative, recordkeeping and internal accounting services, including, without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing certain sub-accounting and record keeping services for shareholder accounts. For such services, the Company pays IFG a fee consisting of a base fee of $10,000 per year for the Fund, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. IFG also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

      The Company has also entered into a Distribution Agreement with IDI dated September 20, 1997 (the "Distribution Agreement"). Pursuant to the Distribution Agreement, IDI performs all services related to distribution and sale of the Fund's shares.

      The Fund's expenses, which are accrued daily, are generally deducted from its total income before dividends are paid. If necessary, certain Fund expenses will be absorbed voluntarily by IFG pursuant to a commitment to the Company. This commitment may be changed following consultation with the Company's board of directors.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See "Management" in the Statement of Additional Information for more detailed information.

PURCHASES AND REDEMPTIONS

      Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity and variable life insurance contracts offered through the separate accounts of Participating Insurance Companies. A contract owner should refer to the applicable Separate Account Prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Fund. Shares of the Fund are sold on a continuous basis to separate accounts of Participating Insurance Companies by IDI, as the Fund's distributor. No sales charge is imposed upon the sale of shares of the Fund. Sales charges for the variable annuity or variable life insurance contracts are described in the Separate Account Prospectuses. IFG may from time to time make payments from its revenues to Participating Insurance Companies, broker dealers and other financial institutions that provide administrative services for the Fund.

      The Participating Insurance Companies place orders for their separate accounts to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and transfer and surrender requests to be effected on that day pursuant to variable annuity and variable life insurance contracts. Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order in good form. Payment for redemptions ordinarily will be made on behalf of the Company and the Fund by the Company's transfer agent (IFG) within seven days after the redemption request is received. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists.

      Net asset value per share is computed for the Fund once each day that the New York Stock Exchange is open, as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time), and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value repre sents fair value.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS


      Taxes. The ^ Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a ^ regulated investment company ^. Thus, the Funds do not expect to pay any federal income or excise taxes.

      The Fund intends to comply with the diversification  require ments of Code
Section 817(h). By meeting this and other require ments, the Participating Insurance Companies, rather than the owners of variable annuity or variable life insurance contracts, should be subject to tax on distributions received with respect to Fund shares. For further information concerning federal income tax consequences for the owners of variable annuity or variable life insurance contracts, a contract owner should consult his or her Separate Account Prospectus.

      As a regulated investment company, the Fund generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers concerning whether such distributions are subject to federal income tax if they are retained as part of contract reserves.


      Dividends^ and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends ^ on its investments. Dividends paid by the Fund will be based solely on the income earned by ^ it. The ^ Fund's policy ^ is to distribute substantially all of this income, less Fund expenses, to shareholders ^ on an annual basis, at the discretion of the Fund's board of directors^. Dividends are automatically reinvested in additional shares of the Fund ^ at the net asset value on the ex-dividend date^ unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from ^ previous years) ^, the Fund has a net realized capital ^ gain. Net realized capital gains, if any, ^ together with gains, if any, realized on foreign currency transactions, are distributed to shareholders at least annually, usually in December. Capital ^ gain distributions are automatically reinvested in additional shares of the Fund ^ at the ^ net asset value ^ on the ex-dividend date^ unless otherwise requested.


PERFORMANCE INFORMATION

     From time to time, the Fund's total return and/or yield may be included in advertisements, sales literature, shareholder reports or Separate Account Prospectuses. The Fund's total return and yield include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to a particular variable annuity or variable life insurance contract. Because shares of the Fund can be purchased only through a variable annuity or variable life insurance contract, the Fund's total return and yield data should be reviewed along with the description of contract charges and expenses contained in the applicable Separate Account Prospectus. Total return or yield for the Fund must always be accompanied by, and reviewed with, comparable total return or yield data for an associated variable annuity separate account, or data that would permit evaluation of the magnitude of variable life insurance charges and expenses not reflected in the Fund's total return or yield. Fund total return and yield figures are based upon historical results and are not intended to indicate future performance.

      The "total return" of the Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

      The yield of the Fund is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month end net asset value and annualizing the resulting number.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparisons of the Fund's performance for a given period to the performance of recognized indices and for the same period may be made. Such indices include ones provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers, Inc., Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Funds' investment performance. However, because Fund performance data does not reflect separate account and contract charges, Fund performance data is not an appropriate measure of the performance of a contract owner's investment in the variable annuity and variable life insurance contracts.

      In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kip linger's Personal Finance, Financial World, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in sales literature. The Lipper Analytical Services, Inc. rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "Real Estate Funds" variable insurance product grouping. In addition, the broad-based Lipper variable insurance product groupings may be used for comparison to any of the Funds. A more complete list of publications that may be quoted in sales literature is contained under the caption "Performance" in the Statement of Additional Information.

ADDITIONAL INFORMATION

Voting Rights. The Participating Insurance Companies and their separate accounts, rather than individual contract owners, are the shareholders of the Fund. However, each Participating Insurance Company will vote shares held by its separate accounts as required by law and interpretations thereof, as amended or changed from time to time. In accordance with current law and interpretations thereof, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures (including a discussion, where applicable, of circumstances under which some Participating Insurance Companies may vote Fund shares held by variable life insurance separate accounts other than in accordance with contract owner instructions) is contained in the applicable Separate Account Prospectuses.

      All shares of the Fund have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all Funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Fund-by-Fund basis. To the extent permitted by law, when not all Funds are affected by a matter to be voted upon, only shareholders of the Fund or Funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority or more of the outstanding shares of the Company.

Shareholder Inquiries. Inquiries regarding the Fund may be directed to the Company at the telephone number or mailing address set forth on the cover page of this Prospectus or to a Participating Insurance Company.

Transfer and Disbursing Agent. IFG acts as registrar, transfer agent, and dividend disbursing agent for the Company pursuant to a Transfer Agency Agreement that provides for an annual fee of $5,000 per Fund.

Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by IFG in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the Fund's shareholders. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's board of directors determines it to be in the best interests of the Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance is given that costs will be materially reduced if this option is implemented.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX
BOND RATINGS

      The  following  is  a  description   of  S&P's  and  Moody's  bond  rating
categories:

S&P's Corporate Bond Ratings

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody's Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Prospectus

                  February 9, 1998


                              INVESCO VARIABLE
                              INVESTMENT FUNDS, INC.

                              INVESCO VIF - Realty Portfolio


INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085.
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents filed
by the Company with the
Securities and Exchange
Commission  can  be  located  on a
web  site  maintained  by the
Commission  at
http://www.sec.gov.

^ STATEMENT OF ADDITIONAL INFORMATION
^ February ^ 9, 1998^


INVESCO VARIABLE INVESTMENT FUNDS, INC.

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                     In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

     INVESCO Variable Investment Funds, Inc. (the "Company") was incorporated under the laws of Maryland on August 19, 1993. The Company is an open-end management investment company which offers shares of ten diversified investment portfolios (the "Funds"): the INVESCO VIF - Dynamics Fund (the "Dynamics Fund"), the INVESCO VIF - INVESCO Growth Fund (the "Growth Fund"), the INVESCO VIF - Health Sciences Fund (the "Health Sciences Fund"), the INVESCO VIF - High Yield Fund (the "High Yield Fund"), the INVESCO VIF - Industrial Income Fund (the "Industrial Income Fund"), the INVESCO VIF -Realty Fund (the "Realty Fund"), the INVESCO VIF - Small Company Growth Fund (the "Small Company Growth Fund"), the INVESCO VIF - Technology Fund (the "Technology Fund"), the INVESCO VIF - Total Return Fund (the "Total Return Fund") and the INVESCO VIF - Utilities Fund (the "Utilities Fund"). Additional Funds may be offered in the future. The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. The Funds have the following investment objectives:

Industrial Income Fund:
      to seek the best possible current income while following sound investment practices. Capital growth potential is an addi tional, but secondary, consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.

Total Return Fund:
     to seek a high total return on investment through capital appreciation and current income. The Total Return Fund seeks to achieve its investment objective by investing in a combina tion of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

Dynamics Fund:
     to  seek  appreciation  of  capital  through   aggressive   investment
     policies. The Dynamics Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter.

High Yield Fund:
     to seek a high level of current income by investing substan tially all of its assets in lower rated bonds and other debt securities and in preferred stock. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of invest ments, but is secondary to the Fund's primary objective.

Small Company Growth Fund:
     to seek long-term capital growth. The Small Company Growth Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter."

Health Sciences Fund:
     to seek capital appreciation. The Health Sciences Fund normally invests at least 80% of its total assets in equity securities of companies which develop, produce, or distribute products or services related to health-care.

Technology Fund:
     to seek capital appreciation. The Technology Fund normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics.

Utilities Fund:
     to seek capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

Growth Fund:
     to seek long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock.

Realty Fund:
     to seek to provide long-term capital growth. Current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Realty Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds.


      A prospectus for the Company dated May 1, 1997 and a prospectus for the Realty Fund dated February ^ 9, 1998 (the "Prospectuses"), which provide the basic information a variable annuity or variable life insurance contract owner should know about the Company and the Funds before allocating variable annuity or variable life insurance contract values to one or more of the Funds, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706 or by contacting a Participating Insurance Company. This Statement of Additional Information is not a prospectus, but contains informa tion in addition to and more detailed than that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the appropriate Prospectus and with the prospectus and statement of additional information for the applicable variable annuity or variable life insurance contract.


Investment Adviser: INVESCO Funds Group, Inc.
Investment Distributor: INVESCO Distributors, Inc.

                              TABLE OF CONTENTS

                                                                        Page



INVESTMENT POLICIES.......................................................^  5

INVESTMENT RESTRICTIONS...................................................^ 11

FUND MANAGEMENT...........................................................^ 16

HOW SHARES ARE VALUED.....................................................^ 32

PERFORMANCE...............................................................^ 33

PORTFOLIO TURNOVER........................................................^ 36

PORTFOLIO BROKERAGE.......................................................^ 36

REDEMPTIONS...............................................................^ 38

ADDITIONAL INFORMATION....................................................^ 39

APPENDIX A................................................................^ 45

INVESTMENT POLICIES

      Reference is made to the Prospectuses for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the Funds. Portfolio management is provided to each Fund by its sub-adviser (referred to collectively with INVESCO Funds Group, Inc. as "Fund Management").

Loans of Portfolio Securities

      As described in the Prospectuses, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral consisting of cash, cash equivalents, high-quality short-term government securities or irrevocable letters of credit, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to earn income on the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by Fund Management (under procedures established by the Company's board of directors) to be creditworthy, and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral, the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

      While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquida tion) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and rules thereunder.

Futures, Options on Futures and Options on Securities

      As discussed in the Prospectuses, the Funds may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts and other securities. These instruments are sometimes referred to as "derivatives." The Funds will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money" (as defined in the Commodities Exchange Act (the "CEA")), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account with the broker an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds' custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in interest rate futures and options on interest rate futures and other debt securities, refer to Appendix A ("Description of Futures and Options Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in interest rates or exchange rates due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between interest rates or exchange rates and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by specula tors in the futures market. Such increased participation also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in interest rates or exchange rates and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin require ments. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Options on Futures Contracts

      The Funds may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the

Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Foreign Currency Contracts

      The Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. These instruments are sometimes referred to as "derivatives." A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commis sions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward currency contracts. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Fund Management.

The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may from time to time be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed in the Prospectuses.

Restricted/144A Securities

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restric tions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institution al markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

When-Issued and Delayed Delivery Securities

      The Funds may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transac tions arise when securities (normally, debt obligations of issuers eligible for investment by the Funds) are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

      To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitments.

      When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

U.S. Government Obligations

      Each Fund may, from time to time, purchase U.S. government obligations. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

      Some  obligations  of  United  States  government   agencies,   which  are
established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States government. The market value of GNMA certificates is not guaranteed. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments will be used by each Fund to purchase additional securi ties under its investment objective and investment policies.

      Other United States government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by the Federal National Mortgage Association, a federally chartered private corporation, are supported only by the credit of the instrumentality.

INVESTMENT RESTRICTIONS

      As described in the Prospectuses, the Funds operate under certain investment restrictions. The following restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. For purposes of the following investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

          Each Fund may not:

          1. With respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

          2. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          3. Invest more than 25% of the value of its total assets in any particular industry (other than government securi ties), except that: (i) the Utilities Fund may invest more than 25% of the value of its total assets in public utilities industries; (ii) the Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; and (iii) the Realty Fund may invest more than 25% of the value of its total assets in the real estate industry.

          4. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securi ties issued by companies engaged in those businesses. This restriction shall not prohibit the Realty Fund from directly holding real estate if such real estate is acquired by that Fund as a result of a default on debt securities held by that Fund.

          5. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

          6. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

          7. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securi ties of the Fund.

      Each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      Furthermore, the board of directors has adopted additional investment restrictions for each Fund. These restrictions are operating policies of each Fund and may be changed by the board of directors without shareholder approval. The additional investment restrictions adopted by the board of directors to date include the following:

          (a) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value.

          (b) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

          (c) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securi ties equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

          (d) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (e) The Fund does not currently intend to (i) purchase securities of closed end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or
               (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Fund invests in a money market fund, the Fund's investment adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

          (f) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

          (g) The Fund does not currently intend to purchase securities of any issuer (other than U.S. government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchase.

          (h) The Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

          (i) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

          (j) The Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      In applying the industry concentration investment restriction (no. 3, above) the Funds use an industry classification system based on a modified S&P industry code classification schema which uses various sources to classify.

      With respect to investment restriction (i) above, the board of directors has delegated to Fund Management the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule and that such securities are not subject to this restriction. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      In order to enable California investors to allocate variable annuity or variable life insurance contract values to one or more of the Funds, the Company has committed to comply with the following guidelines: (i) the borrowing limits for any Fund are (a) 10% of net asset value when borrowing for any general purpose and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions (for purposes of this clause, the net asset value of a Fund is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken); and (ii) if a Fund invests in foreign companies, the foreign country diversifica tion guidelines to be followed by the Fund are as follows:

          (a) The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value, to three when less than 60% of such value, to two when less than 40% and to one when less than 20%.

          (b) Except as set forth in items (c) and (d) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

          (c) The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

          (d) The Fund's investments in United States issuers are not subject to the foreign country diversification guide lines.

      State insurance laws and regulations may impose additional limitations on lending securities and the use of options, futures and other derivative instruments.

FUND MANAGEMENT

Investment Adviser

      INVESCO Funds Group, Inc., a Delaware corporation ("IFG"), is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

Investment Sub-Advisers

     Pursuant to agreements with IFG, INVESCO Capital Management, Inc. ("ICM") serves as sub-adviser to the Total Return Fund, INVESCO Realty Advisors, Inc. ("IRAI") serves as the sub-adviser to the Realty Fund and INVESCO Trust Company ("INVESCO Trust") serves as the sub-adviser to the other Funds. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of IFG that, as of December 31, 1996, managed 55 other investment portfolios, including 31 portfolios in the INVESCO group.

      ICM and IRAI manage institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. In addition, ICM serves as investment adviser or sub-adviser to 19 investment portfolios of 4 investment companies (including the Company) and IRAI serves as investment adviser or sub-adviser to ^ 60 investment portfolios of ^ 2 investment companies (including the Company). ICM is the sole shareholder of INVESCO Services, Inc., a registered broker dealer.


Distributor


      Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by IFG. Prior to September 30, 1997, IFG served as the ^ Funds' distributor.


      IFG, INVESCO Trust, ICM, IRAI and IDI are indirect wholly-owned subsidiaries of AMVESCO PLC, a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world with approximately $177.5 billion in assets under management. INVESCO, INVESCO Trust, ICM and IRAI continued to operate under their existing names. IFG was established in 1932 and, as of December 31, 1996, managed 14 mutual funds, consisting of 44 separate portfolios, with combined assets of approximately $13.8 billion on behalf of over 826,000 shareholders.

      AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO Management & Research, Inc. of Boston, Massachu setts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

     As indicated in the Prospectuses, IFG permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG and its North American affiliates. The policy requires officers, inside direc tors, investment and other personnel of IFG and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by IFG, INVESCO Trust, IRAI and ICM.

Advisory Agreement

      IFG serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, in each case by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, INVESCO Trust, ICM or IRAI (the "Independent Directors") at a meeting called for such purpose. Shareholders of the Industrial Income, Total Return, High Yield and Utilities Funds approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. The initial shareholder of the Dynamics, Small Company Growth, Health Sciences and Technology Funds approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999; the initial shareholder of the Growth Fund approved the Agreement on May 1, 1997, for an initial term expiring May 1, 1999; and the initial shareholder of the Realty Fund approved the Agreement on ^ February 6, 1998, for an initial term expiring ^ February 6, 2000. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder. Share holder approval of any continuance of the Agreement, or of the sub-advisory agreements discussed below, shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series of shares of that Fund vote to approve the continuance, notwithstanding that the continuance may not have been approved by a majority of the outstanding voting securities of (i) any other Fund affected by the Agreement or (ii) all of the Funds.


      The Agreement provides that IFG shall manage the investment portfolios of the Funds in conformity with the Funds' investment objectives and policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff (including the Prospectuses, Statement of Additional Information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by IFG are borne by the Funds.

     As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets determined daily. For the Industrial Income and Total Return Funds, the advisory fees are each computed at the annual rates of 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's average net assets; and 0.55% of the Fund's average net assets in excess of $1 billion. For the High Yield and Utilities Funds, the advisory fees are each computed at the annual rates of 0.60% of the first $500 million of the Fund's average net assets, 0.55% of the next $500 million of the Fund's average net assets and 0.45% of the Fund's average net assets in excess of $1 billion. For the Small Company Growth, Health Sciences and Technology Funds, the advisory fees are each computed at the rates of 0.75% on the first $350 million of the Fund's average net assets; 0.65% on the next $350 million of the Fund's average net assets; and 0.55% on the Fund's average net assets in excess of $700 million. For the Dynamics Fund, the advisory fees are computed at the annual rates of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million; and 0.50% on the Fund's average net assets in excess of $700 million. For the Growth Fund, the advisory fees are computed at the annual rate of 0.85% of the Fund's average net assets. For the Realty Fund, the advisory fees are ^ 1.10% ^ of the Fund's average net assets up to $500 million, ^ 0.90% ^ on the next $500 million, and ^ 0.75% ^ of the Fund's net assets in excess of $1 billion.


      Any amendment of the Agreement requires approval of a majority of the Company's board of directors, including a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose and (other than amendments that can become effective without shareholder approval under applicable law) also requires approval of a majority of the outstanding voting securi ties of any Fund affected by such amendment.

Sub-Advisory Agreements


      Pursuant to sub-advisory agreements with IFG (the "Sub-Agreements"), ICM serves as sub-adviser to the Total Return Fund, IRAI serves as sub-advisory to the Realty Fund and INVESCO Trust serves as sub-adviser to the other Funds. The Sub-Agreements initially with ICM and INVESCO Trust were approved by the board of directors on November 6, 1996, and the Sub-Agreement with IRAI was initially approved by the board of directors on ^ February 6, 1998, in each case by a vote cast in person by a majority of the Independent Directors at a meeting called for such purpose. Shareholders of the Industrial Income, Total Return, High Yield and Utilities Funds approved the applicable INVESCO Trust Agreement on January 31, 1997. The initial shareholder of the Dynamics, Small Company, Growth, Health Sciences and Technology Funds approved the INVESCO Trust Agreement, on December 9, 1996, for an initial term expiring December 9, 1999, and the initial shareholder of the Growth Fund approved the INVESCO Trust Agreement on May 1, 1997, for an initial term expiring May 1, 1999. The initial shareholder of the Realty Fund approved the Sub-Agreement with IRAI on ^ February 6, 1998 for an initial term expiring ^ February 6, 2000.

Thereafter, each Sub-Agreement may be continued from year to year as to a particular Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of that Fund. Each such continuance also must be approved by a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreements provide that, subject to the supervision of INVESCO, ICM shall manage the investment portfolio of the Total Return Fund, IRAI shall manage the investment portfolio of the Realty Fund and INVESCO Trust shall manage the investment portfolio of the other Funds, in conformity with the respective Funds' investment objectives and policies. In each case, these management services would include: (a) managing the investment and reinvest ment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consis tent with (i) the Fund's investment objective and policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Fund's sub-adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by that Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

      Any amendment of a Sub-Agreement, in order to be applicable to a Fund, requires approval of a majority of the Company's board of directors, including a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose and (other than amendments that can become effective without sharehold er approval under applicable law) also requires approval of a majority of the outstanding voting securities of that Fund.

     The INVESCO Trust Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the net assets of each Fund managed. The sub-advisory fee for the Industrial Income Fund is computed at the annual rates of 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.275% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees for the High Yield and Utilities Funds are each computed at the annual rates of 0.30% on the first $500 million of the Fund's average net assets; 0.275% on the next $500 million of the Fund's average net assets and 0.225% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees for the Dynamics, Small Company Growth, Health Sciences and Technology Funds are each computed at the annual rates of 0.25% for the first $200 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $200 million. The sub-advisory fee for the Growth Fund is computed at the annual rate of 0.25% of the Fund's average net assets.

      The ICM Sub-Agreement provides that as compensation for its services, ICM shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Total Return Fund's net assets at the following annual rates:
0.375% on the Fund's average net assets up to $500 million; 0.325% on the Fund's average net assets in excess of $500 million but not more than $1 billion; and 0.275% on the Fund's average net assets in excess of $1 billion.

      The IRAI Sub-Agreement provides that as compensation for its servicing IRAI shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Realty Fund's net assets at the following annual rates: 0.30% on the first $500 million of the Fund's average net assets, 0.25% on the next $500 million of the Fund's average net assets and 0.2167% on the Fund's average net assets in excess of $1 billion.

      Each sub-advisory fee is paid by IFG, NOT the Funds.

Administrative Services Agreement

      IFG, either directly or through affiliated companies, provides certain administrative, sub-accounting, and record keeping services to the Company pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by all of the directors of the Company, including all of the Independent Directors, by votes cast at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998 and has been extended by action of the board of directors of the Company until May 15, 1998. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors, cast in person at a meeting called for the purpose of voting on such continuance. The

Administrative Agreement may be terminated at any time without penalty by IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that IFG shall provide the following services to the Funds: (a) such accounting and record keeping services and functions as are reasonably necessary for the operation of the Funds; and (b) such accounting, record keeping, and administrative services and functions, which may be provided by affiliates of IFG, as are reasonably necessary for the operation of Fund shareholder accounts. As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to IFG consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

      For the fiscal years ended December 31, 1996 and 1995 and the fiscal period ended December 31, 1994, prior to the voluntary absorption of certain Fund expenses by IFG, the Funds paid IFG advisory fees and administrative services fees in the following amounts:


                                               Year Ended                    Year Ended                 Period  Ended
                                          December 31, 1996             December 31, 1995             December 31, 1994
                                    -----------------------       -----------------------       -----------------------
                                                 Adminis-                      Adminis-                      Adminis-
                                                  trative                       trative                       trative
                                  Advisory       Services       Advisory       Services       Advisory       Services
                                      Fees           Fees           Fees           Fees           Fees           Fees
                                ----------     ----------     ----------     ----------     ----------     ----------

Industrial Income Fund            $105,932        $12,119        $27,073        $10,541           $848        $10,017

Total Return Fund                  $77,890        $11,558        $24,649        $10,493         $1,753        $10,035

High Yield Fund                    $50,693        $11,267        $16,298        $10,407           $735        $10,018

Utilities Fund                      $5,716        $10,143           $467        $10,011          $0(1)          $0(1)

Dynamics Fund(3)                        $0             $0             $0             $0             $0             $0

Health Sciences Fund(2)                 $0             $0             $0             $0             $0             $0

Small Company Growth Fund(3)            $0             $0             $0             $0             $0             $0

Technology Fund(2)                      $0             $0             $0             $0             $0             $0

Growth Fund(3)                          $0             $0             $0             $0             $0             $0

Realty Fund (4)                         $0             $0             $0             $0             $0             $0







(1) The Utilities Fund did not commence operations until January 1, 1995.

(2) The Health Sciences and Technology Funds did not commence operations until May 1997.

(3) The Dynamics, Small Company Growth and Growth Funds did not commence operations until August 27, 1997.

(4) The Realty Fund had not commenced operations as of the date of this Statement of Additional Information.



Transfer Agency Agreement

      IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Company pursuant to a Transfer Agency Agreement which was approved by the board of directors of the Company, including a majority of the Independent Directors, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. The Transfer Agency Agreement may be continued thereafter from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Independent Directors by votes cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Company shall pay to INVESCO an annual fee of $5,000 per Fund. This fee is paid monthly at 1/12 of the annual fee.

Officers and Directors of the Company

      The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the Company's general investment policies and programs are carried out and that the Funds are properly adminis tered. The officers of the Company, all of whom are officers and employees of, and are paid by, IFG, are responsible for the day-to-day administration of the Company and each of the Funds. IFG (along with ICM in the case of the Total Return Fund, IRAI in the case of the Realty Fund and INVESCO Trust in the case of the other Funds) has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of IFG.

      All of the officers and directors of the Company hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., and INVESCO Tax-Free Income Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company, with the exception of Mr. Hesser, also are trustees of INVESCO Treasurer's Series Trust. All of the officers of the Fund also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Treasurer's Series Trust. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global Health Sciences Fund.
Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; President and Director of INVESCO Trust Company. President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born:
December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of
Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     HUBERT L. HARRIS, JR.,* Director. Chairman (since 1996) and President (January 1990 to May 1996) of INVESCO Services, Inc.; Chief Executive Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corp. and
Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,** Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1989) and INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995), Secretary and General Counsel of INVESCO Funds Group, Inc.; formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1988). Senior Vice President and Treasurer of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

     #Member of the audit committee of the Company's board of directors.

     +Member of the executive committee of the Company's board of directors. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of Directors.

     *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

     **Member of the management liaison committee of the Company's board of directors.

     As of November 17, 1997, officers and directors of the Company, as a group, beneficially owned 0% of each Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal period ended December 31, 1996: the compensation paid by the Company to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997 and is not included in the following chart. Dr. Gramm became an independent director of the Company effective July 29, 1997 and is not included in the following chart. Mr. Frazier resigned as a director of the Company effective February 28, 1997.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
Name of Person,         tion From        Company           Upon        Paid To
Position               Company(1)    Expenses(2)   Retirement(3)   Directors(1)
---------------         ---------     ----------    -----------     ----------
Fred A.Deering,           $ 4,096           $ 83           $ 81       $ 98,850
Vice Chairman of
  the Board

Victor L. Andrews           4,089             78             93         84,350

Bob R. Baker                4,091             70            125         84,850

Lawrence H. Budner          4,080             78             93         80,350

Daniel D. Chabris           4,091             89             66         84,850

A. D. Frazier, Jr.4         4,057              0              0         81,500

Kenneth T. King             4,051             86             73         71,350

John W. McIntyre            4,078              0              0         90,350
                           ------            ---            ---        -------

Total                     $32,633           $484           $531       $676,450

% of Net Assets         0.0621%(5)     0.0009%(5)                    0.0044%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996 Mr. Frazier was employed by INVESCO PLC (the predecessor to AMVESCAP PLC), a company affiliated with IFG.and did not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his services as a director.

     (5)Totals as a percentage of the Company's net assets as of December 31, 1996.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.

      Messrs. Brady and Hesser, as "interested persons" of the Company and the other funds in the INVESCO Complex, receive compensation as officers or employees of IFG or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Complex for their service as directors.

      The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a

"qualified director") is entitled to receive, upon retiring from the boards at the mandatory retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years), continuation of payments for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the IFG and Treasurers Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee which is comprised of five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accoun tants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of direc tors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES ARE VALUED

      As described in the section of the Prospectuses entitled "Purchases and Redemptions," the net asset value of shares of each Fund of the Company is computed once each day that the New York Stock Exchange is open, as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on that day the Company receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      The net asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collect ed), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the board of directors of the Company reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securi ties with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Funds, and other assets used in computing net asset value, generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset values. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

PERFORMANCE

      As discussed in the section of the Prospectuses entitled "Performance Information," average annual total return and/or yield data for each of the Funds may from time to time be included in advertisements, sales literature or shareholder reports. All presentations of Fund total return and yield data will conform to applicable requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

Total Return Calculations

      Average annual total return performance for the indicated periods ended December 31, 1996, for each Fund that had commenced operations by that date were as follows:

Portfolio                                       1 Year      Life of Fund
---------                                       ------      ------------
Industrial Income Portfolio                     22.28%            21.46%
Total Return Portfolio                          12.18%            13.96%
High Yield Portfolio                            16.59%            13.59%
Utilities Portfolio                             12.76%            10.90%

(1) The dates on which the Industrial Income Fund, Total Return Fund, High Yield Fund and Utilities Fund commenced operations were August 10, 1994, June 2, 1994, May 27, 1994 and January 1, 1995, respectively.

      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1 + T)exponent n = ERV where:
            P = initial  payment of $1000
            T = average  annual  total  return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

Yield Calculations

     The yields of the Industrial Income Fund, Total Return Fund, High Yield Fund and Utilities Fund for the month ended December 31, 1996 were 2.38%, 3.20%, 9.70% and 2.87%, respectively. In calculating yield quotations for a Fund, interest earned is deter mined by computing the yield to maturity (or yield to call, if applicable) of each obligation held by the Fund, based upon the market value of each obligation (including actual accrued interest) at the close of business on the last business day of the month or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received on the stocks held by the Funds are recognized, for purposes of yield calculations, on a daily accrual basis.

Comparison of Fund Performance

     In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles may be provided to prospective investors and shareholders. A Fund's performance is based upon amounts available for investment under variable annuity or variable life insurance contracts of Participating Insurance Companies rather than upon premiums paid for variable annuity or variable life insurance contracts. Thus, the Fund's total return data does not reflect the impact of sales loads (whether front-end or deferred) or contract charges deducted from premiums or from the assets of the Partici pating Insurance Companies' separate accounts that invest in the Fund. Such sales loads and contract charges may be substantial and may vary widely among Participating Insurance Companies. Accord ingly, the total return data for the Funds is most useful for comparison with comparable data for other investment options under the same variable annuity or variable life insurance contract.

     Comparisons of the Funds' total returns to those of other investment vehicles are useful in evaluating the historical portfolio management performance of the Funds' investment adviser and sub-advisers. However, such comparisons should not be mistaken for comparisons of the returns on a purchase of a variable annuity or variable life insurance contract of a Participating Insurance Company and a purchase of another investment vehicle. Owners or prospective owners of variable annuity contracts of Participating Insurance Companies should review performance data for the Funds in conjunction with comparable total return data for the associated variable annuity separate account to be provided with the Fund data. Owners or prospective owners of variable life insurance contracts of Participating Insurance Companies should review the performance data for the Funds in conjunction with data (such as the data contained in personalized, hypothetical illustrations of variable life insurance contracts) that permits an evaluation of the magnitude of variable life insurance charges and expenses and the life insurance benefits not reflected in the Funds' total return data.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      The New York Times
      No-Load Analyst
      The No-Load Fund Investor
      No-Load Fund*X
      Personal Investor
      Smart Money
      United Mutual Fund Selector
      USA Today
      U.S. News and World Report
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

PORTFOLIO TURNOVER

      There are no fixed limitations regarding portfolio turnover for any of the Funds. Brokerage costs to the Funds are commensu rate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended December 31, 1996 and 1995 and the fiscal period ended December 31, 1994 were as follows:

      Fund                                  1996        1995        1994
      ----                                  ----        ----        ----

      Industrial Income Fund                 93%         97%          0%
      Total Return Fund                      12%          5%          0%
      High Yield Fund                       380%        310%         23%
      Utilities Fund                         48%         24%          0%

      In computing these portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. The primary reason for the increase in the High Yield Fund's portfolio turnover rate in 1996 was primarily due to a doubling in size of the Fund and an effort to take advantage of attractive opportunities in the bond market. The primary reason for the increase in all of the Funds' portfolio turnover rates in 1995 was the fact that 1995 was the Funds' first full year of operations.

PORTFOLIO BROKERAGE

      Fund Management places orders for the purchase and sale of securities with brokers and dealers based upon its evaluation of the broker-dealers' financial responsibility subject to the broker-dealers' ability to effect transactions at the best available prices. Fund Management evaluates the overall reason ableness of brokerage commissions paid by reviewing the quality of executions obtained on each Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Funds are consistent with prevailing and reasonable commissions, Fund Management also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While Fund Management seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commissions or spread available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Fund transactions may be effected through qualified broker-dealers who recommend the variable annuity or variable life insurance contracts of Participating Insurance Companies to their clients, or who act as agent in the purchase of such contracts for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, Fund Management may consider the sale of such contracts by a broker or dealer in selecting among qualified broker-dealers.

      The aggregate dollar amounts of brokerage commissions paid by the Company for the fiscal years ended December 31, 1996 and 1995 and the fiscal period ended December 31, 1994 were $283,949, $94,602 and $2,388, respectively. This increase was primarily due to the increased size of the Funds. On a Fund basis, the aggregate amount of brokerage commissions paid in 1996 breaks down as follows: Industrial Income Fund, $151,867; Total Return Fund, $7,686; High Yield Fund, $114,443; and Utilities Fund, $9,953. for the year ended December 31, 1996, brokers providing research services received $16,378, $0, $0, and $3,274 in commissions on portfolio transactions effected for the Industrial Income Fund, Total Return Fund, High Yield Fund and Utilities Fund, respectively, on aggregate portfolio transactions of $11,104,765, $0, $0, and $1,811,519, respectively. The Company paid $7 in compensation to brokers for the sale of Participating Life Insurance Company's variable annuity and variable life insurance contracts utilizing the Funds during the fiscal year ended December 31, 1996.

      At December 31, 1996, the Funds then in operation held securities of their regular brokers or dealers, or their parents, as follows:

                                                           Value of Securities
Fund                         Broker or Dealer                  at 12/31/96
----                         ----------------              -------------------
Industrial Income Fund       None

Total Return Fund            Morgan Stanley Group,
                               Incorporated                         108,537.50
                             State Street Boston
                               Corporation                          135,450.00

High Yield Fund              None

Utilities Fund               None

     None of IFG, INVESCO Trust, ICM or IRAI receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between INVESCO, INVESCO Trust, ICM, IRAI, or any person affiliated with IFG, INVESCO Trust, ICM, IRAI, or the Company and any broker or dealer that executes transactions for the Funds.

REDEMPTIONS

      It is possible that in the future conditions may exist which would, in the opinion of IFG, make it undesirable for one or more of the Funds to pay for redeemed shares in cash. In such cases, IFG may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the Investment Company Act of 1940 to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by Fund Management based on what is in the best interests of the Company and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

ADDITIONAL INFORMATION

Common Stock

      The Company was incorporated under the laws of the state of Maryland on August 19, 1993. The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value of $0.01 per share. The shares of common stock are currently divided into ten classes (or series), INVESCO VIF
- Dynamics Portfolio common stock, INVESCO VIF - Growth Portfolio common stock, INVESCO VIF - Health Sciences Portfolio common stock, INVESCO VIF - High Yield Portfolio common stock, INVESCO VIF -Industrial Income Portfolio common stock, INVESCO VIF - Realty Portfolio common stock, INVESCO VIF - Small Company Growth Portfolio common stock, INVESCO VIF - Total Return Portfolio common stock, INVESCO VIF - Technology Portfolio common stock and INVESCO VIF - Utilities Portfolio common stock. As of October 31, 1997, 2,021,012 shares of the Industrial Income Fund, 1,284,823 shares of the Total Return Fund, 1,780,127 shares of the High Yield Fund, 292,288 shares of the Utilities Fund, 33,579 shares of the Technology Fund, 25,100 shares of the Small Company Growth Fund, 43,667 shares of the Health Sciences Fund, 25,100 shares of the Dynamics Fund, 25,100 shares of the Growth Fund and -0- shares of the Realty Fund were outstanding. Each class consists of 100 million shares. The Company reserves the right to issue additional classes of shares without the consent of shareholders. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable.

      Shares of each class represent the interests of the sharehold ers of that class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes with respect to the assets specifically allocated to that class, and all income, earnings, profits and proceeds from those assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company and those items are allocated among classes in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

      All dividends on shares of a particular class shall be paid only out of the income belonging to that class, pro rata to the holders of that class. In the event of the liquidation or dissolution of the Company or of a particular class, the sharehold ers of each class that is being liquidated shall be entitled to receive, as a class, when and as declared by the board of direc tors, the excess of the assets belonging to that class over the liabilities belonging to that class. The holders of shares of any class shall not be entitled to any distribution upon liquidation of any other class. The assets so distributable to the shareholders of any particular class shall be distributed among those sharehold ers in proportion to the number of shares of that class held by them and recorded on the books of the Company.

      All Fund shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratifica tion of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders for action by sharehold er vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

Principal Shareholders

      As of November 1, 1997, the following persons held more than 5% of the Funds' outstanding equity securities.


                                   Amount and Nature
Name and Address                        of Ownership          Percent of Class
----------------                   -----------------          ----------------
Industrial Income Fund

Great West Life & Annuity          851,386.0150                        42.127%
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      405,312.8410                         20.055
Separate Account A1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      290,444.7710                        14.371%
Separate Account L1                Record
Attn: Debra Bechtel
Unit Valuations 272
8515 E. Orchard Road
Englewood, CO  80111

Separate Account VA-5 of           267,254.5860                        13.224%
Transamerica Occidental            Record
Life Insurance Company
Variable Annuity Dept B-100
1150 S. Olive
Los Angeles, CA  90015

Total Return Fund

Great West Life & Annuity          656,666.3350                        51.109%
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111

Security Life                      303,352.5260                        23.610%
Separate Account A1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      162,461.0920                        12.645%
Separate Account L1                Record
Attn: Debra Bachtel
Unit Valuations 2T2
8515 E. Orchard Rd.
Englewood, CO  80111

Separate Account VA-5 of           122,126.1830                         9.505%
Transamerica Occidental
Life Insurance Company
Variable Annuity Dept. D-100
1150 S. Olive
Los Angeles, CA 90015

High Yield Fund

Great-West Life & Annuity          820,305.5670                        46.081%
Unit Valuations 2T2                Record
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      382,991.4240                        21.515%
Separate Account A1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      339,120.4550                        19.050%
Separate Account L1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Separate Account VA-5 of           176,145.3950                         9.895%
Transamerica Occidental            Record
Life Insurance Company
Variable Annuity Dept B-100
1150 S. Olive
Los Angeles, CA  90015

Utilities Fund

Security Life                      222,889.7100                        76.257%
Separate Account A1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Security Life                      65,076.4970                         22.264%
Separate Account L1                Record
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO  80111

Independent Accountants

      Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

Custodian

      State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Funds. The custodian bank is also responsible for, among other things, receipt and delivery of the Funds' investment securities in accordance with procedures and conditions specified in the custody agreement.

Transfer Agent

      INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent, and transfer agent for the Company pursuant to the Transfer Agency Agreement described above under the caption, "Fund Management." Such services include the issuance, cancellation and transfer of shares of the Company and the maintenance of records regarding the ownership of such shares.

Reports to Shareholders

      The Company's fiscal year ends on December 31 of each year. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

Legal Counsel

      The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

Financial Statements

      The Company's audited financial statements and the notes thereto for the fiscal year ended December 31, 1996, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

Prospectus

      The Company will furnish, without charge, a copy of the appropriate Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

Registration Statement

      This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

                                                                    APPENDIX A

                 DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insuffi cient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transac tions or both; (iii) trading halts, suspensions or other restric tions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Company on behalf of a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermedi ation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agree ments, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to market."

      A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an option on a futures contract may be terminat ed by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                   INVESCO Variable Investment Funds, Inc.

                      INVESCO VIF - Health Sciences Fund
                        INVESCO VIF - Technology Fund

      The following unaudited financial statements of the INVESCO VIF - Health Sciences and INVESCO VIF - Technology Funds supplement the Company's 1996 Annual Report to Shareholders which is incorporated by reference into the Company's Statement of Additional Information.


Statement of Investment Securities
September 30,1997
UNAUDITED

                                                      Shares
                                                or Principal
Description                                           Amount             Value
--------------------------------------------------------------------------------
HEALTH SCIENCES Portfolio
COMMON STOCKS 67.56%
BIOTECHNOLOGY 3.53%
Genentech Inc*                                           215           $12,497
                                                                   -----------
DRUGS 38.77%
Abbott Laboratories                                      200            12,787
American Home Products                                   170            12,410
Bristol-Myers Squibb                                     160            13,240
Glaxo Wellcome PLC Sponsored ADR
   Representing 2 Ord Shrs                               300            13,481
Johnson & Johnson                                        100             5,763
Lilly (Eli) & Co                                         115            13,850
Merck & Co                                               130            12,992
Pfizer Inc                                               215            12,913
Schering-Plough Corp                                     250            12,875
SmithKline Beecham PLC Sponsored ADR
   Representing 5 Ord Shrs                               278            13,587
Warner-Lambert Co                                        100            13,494
                                                                   -----------
                                                                       137,392
                                                                   -----------
ELECTRONICS 3.30%
Perkin-Elmer Corp                                        160            11,690
                                                                   -----------

HEALTH MAINTENANCE ORGANIZATIONS 6.75%
Oxford Health Plans*                                     160            11,980
PacifiCare Health Systems Class B*                       175            11,922
                                                                   -----------
                                                                        23,902
                                                 -----------
INFORMATION MANAGEMENT 3.62%
HBO & Co                                                 340            12,835
                                                                   -----------
MEDICAL EQUIPMENT & DEVICES 7.87%
Guidant Corp                                             280            15,680
Medtronic Inc                                            260            12,220
                                                                   -----------
                                                                        27,900
                                                                   -----------
PRIMARY CARE 3.72%
Quorum Health Group*                                     540            13,196
                                                                   -----------
TOTAL COMMON STOCKS (Cost $227,689)                                    239,412
                                                                   -----------
SHORT-TERM INVESTMENTS -
   US GOVERNMENT AGENCY OBLIGATIONS 32.44%
Federal Home Loan Mortgage
   5.550%, 10/3/1997                                  65,000            64,980
Federal National Mortgage Association
   5.550%, 10/3/1997                                  50,000            49,985
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $114,965)                                                     114,965
                                                                   -----------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $342,654)
   (Cost for Income Tax Purposes $344,669)                             354,377
                                                                   ===========


TECHNOLOGY Portfolio
COMMON STOCKS 92.64%
BIOTECHNOLOGY 0.53%
Aviron*                                                  100             2,513
                                                                   -----------
COMMUNICATIONS - EQUIPMENT &
   MANUFACTURING 9.95%
PairGain Technologies*                                   500            14,250
Pittway Corp Class A                                     300            19,481
Scientific-Atlanta Inc                                   600            13,575
                                                                   -----------
                                                                        47,306
                                                                   -----------

COMPUTER SOFTWARE & SERVICES 29.77%
America Online*                                          200            15,087
American Software Class A*                             1,600            23,400
CBT Group PLC Sponsored ADR*                             200            16,050
CIENA Corp*                                              100             4,953
Edwards (J D) & Co*                                      500            16,750
Learning Co*                                           1,500            22,125
Novell Inc*                                              600             5,381
Peritus Software Services*                               200             5,125
PLATINUM technology*                                     300             6,450
Rational Software*                                       300             4,800
SEEC Inc*                                                100             2,925
VIASOFT Inc*                                             300            14,850
Wonderware Corp*                                         200             3,675
                                                                   -----------
                                                                       141,571
                                                                   -----------
COMPUTER SYSTEMS 2.60%
GEAC Computer Ltd*                                       200            12,381
                                                                   -----------
COMPUTERS - HARDWARE 11.39%
Compaq Computer*                                         200            14,950
Data General*                                            500            13,312
HMT Technology*                                          300             4,706
International Business Machines                          200            21,187
                                                                   -----------
                                                                        54,155
                                                                   -----------
ELECTRICAL EQUIPMENT 5.20%
PCD Inc*                                               1,000            24,750
                                                                   -----------
ELECTRONICS - INSTRUMENTS 3.89%
Sawtek Inc*                                              400            18,500
                                                                   -----------
ELECTRONICS - SEMICONDUCTOR 9.11%
Cypress Semiconductor*                                 1,000            15,500

MRV Communications*                                      200             7,300
National Semiconductor*                                  500            20,500
                                                                   -----------
                                                                        43,300
                                                                   -----------
EQUIPMENT - SEMICONDUCTOR 3.90%
Kulicke & Soffa Industries*                              400            18,525
                                                                   -----------
LEISURE TIME 5.10%
International Game Technology                            800            18,200
WMS Industries*                                          200             6,038
                                                                   -----------
                                                                        24,238
                                                                   -----------

MANUFACTURING 0.82%
Flanders Corp*                                           500             3,875
                                                                   -----------
POLLUTION CONTROL 1.69%
Laidlaw Environmental Services*                        1,400             8,050
                                                                   -----------
RETAIL 2.12%
Tandy Corp                                               300            10,088
                                                                   -----------
SERVICES 0.68%
CORESTAFF Inc*                                           100             3,238
                                                                   -----------
TELECOMMUNICATIONS - LONG DISTANCE 5.89%
Bell Canada International*                               400             7,550
Premiere Technologies*                                   600            20,475
                                                                   -----------
                                                                        28,025
                                                                   -----------
TOTAL COMMON STOCKS (Cost $411,688)                                    440,515
                                                                   -----------
SHORT-TERM INVESTMENTS -
   US GOVERNMENT AGENCY OBLIGATIONS 7.36%
Federal Home Loan Mortgage
   5.500%, 10/1/1997
   (Cost $35,000)                                     35,000            35,000
                                                                   -----------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $446,688)
   (Cost for Income Tax Purposes $447,057)                             475,515
                                                                   ===========

* Security is non-income producing.

See Notes to the Financial Statements

Statement of Assets and Liabilities
September 30, 1997
UNAUDITED
                                             Health Sciences        Technology
                                                   Portfolio         Portfolio
                                              --------------------------------
ASSETS
Investment Securities:
   At Cost                                          $342,654          $446,688
                                                 ===========       ===========
   At Value                                         $354,377          $475,515
Cash                                                   3,455            34,607
Receivables:
   Fund Shares Sold                                        0                50
   Dividends and Interest                                 83                55
                                                 -----------       -----------
TOTAL ASSETS                                         357,915           510,227
                                                 -----------       -----------
LIABILITIES
Payables:
   Investment Securities Purchased                         0            16,623
   Fund Shares Repurchased                             1,416            25,014
                                                 -----------       -----------
TOTAL LIABILITIES                                      1,416            41,637
                                                 -----------       -----------
Net Assets at Value                                 $356,499          $468,590
                                                 ===========       ===========
NET ASSETS
Paid-in Capital*                                    $347,453          $437,384
Accumulated Undistributed Net
   Investment Income                                     915             1,171
Accumulated Undistributed Net
   Realized Gain (Loss) on
   Investment Securities                             (3,592)             1,208
Net Appreciation of Investment
   Securities                                         11,723            28,827
                                                 -----------       -----------
Net Assets at Value                                 $356,499          $468,590
                                                 ===========       ===========
Shares Outstanding                                    33,595            37,468
Net Asset Value, Offering and
   Redemption Price per Share                         $10.61            $12.51
                                                 ===========       ===========

* The Fund has 900 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

Statement of Operations
Period Ended September 30, 1997 (Note 1)
UNAUDITED
                                             Health Sciences        Technology
                                                   Portfolio         Portfolio
                                             ---------------------------------
INVESTMENT INCOME
INCOME
Dividends                                               $113               $64
Interest                                                 802             1,107
                                                 -----------       -----------
   TOTAL INCOME                                          915             1,171
                                                 -----------       -----------
EXPENSES
Investment Advisory Fees                                   0                 0
Transfer Agent Fees                                        0                 0
Administrative Fees                                        0                 0
Custodian Fees and Expenses                                0                 0
Directors' Fees and Expenses                               0                 0
Professional Fees and Expenses                             0                 0
Registration Fees and Expenses                             0                 0
Other Expenses                                             0                 0
                                                 -----------       -----------
   TOTAL EXPENSES                                          0                 0
   Fees and Expenses Absorbed by
   Investment Adviser                                      0                 0
                                                 -----------       -----------
   NET EXPENSES                                            0                 0
                                                 -----------       -----------
NET INVESTMENT INCOME                                    915             1,171
                                                 -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities                             (3,592)             1,208
Change in Net Appreciation of
   Investment Securities                              11,723            28,827
                                                 -----------       -----------
NET GAIN ON INVESTMENT SECURITIES                      8,131            30,035
                                                 -----------       -----------
Net Increase in Net Assets
   from Operations                                    $9,046           $31,206
                                                 ===========       ===========

See Notes to Financial Statements

Statement of Changes in Net Assets Period Ended September 30, 1997 (Note 1) UNAUDITED

                                             Health Sciences        Technology
                                                   Portfolio         Portfolio
                                           -----------------------------------

OPERATIONS
Net Investment Income                                   $915            $1,171
Net Realized Gain (Loss) on
   Investment Securities                             (3,592)             1,208
Change in Net Appreciation
   of Investment Securities                           11,723            28,827
                                                 -----------       -----------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                              9,046            31,206
                                                 -----------       -----------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                        661,866         1,088,589
Amounts Paid for Repurchases
   of Shares                                       (315,413)         (652,205)
                                                 -----------       -----------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           346,453           436,384
                                                 -----------       -----------
Total Increase in Net Assets                         355,499           467,590
NET ASSETS
Initial Subscription (Note 1)                          1,000             1,000
Beginning of Period                                        0                 0
                                                 -----------       -----------
End of Period                                       $356,499          $468,590
                                                 ===========       ===========

Accumulated Undistributed Net
   Investment Income Included in
   Net Assets At End of Period                          $915            $1,171


FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                            100               100
Shares Sold                                           64,773            97,380
                                                 -----------       -----------
                                                      64,873            97,480

Shares Repurchased                                  (31,278)          (60,012)
                                                 -----------       -----------
Net Increase in Fund Shares                           33,595            37,468
                                                 ===========       ===========

See Notes to Financial Statements

Notes to Financial Statements
UNAUDITED

     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund") was incorporated in Maryland and presently consists of nine separate Portfolios: Dynamics Portfolio, Growth Portfolio, Health Sciences Portfolio, High Yield Portfolio, Industrial Income Portfolio, Small Company Growth Portfolio, Technology Portfolio, Total Return Portfolio and Utilities Portfolio. Health Sciences Portfolio and Technology Portfolio, (the "Portfolios") are presented herein. The investment objective of the Portfolios is to seek capital appreciation and income on securities principally engaged in specific business sectors. Health Sciences and Technology Portfolios commenced investment operations on May 22, 1997 and May 21, 1997, respectively. On August 26, 1997, INVESCO Funds Group, Inc. ("IFG") invested an additional $250,000 in each Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B.  SECURITY   TRANSACTIONS  AND  RELATED   INVESTMENT  INCOME  -  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
D.   DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards.
E. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Portfolio's average net assets as follows:

                                                     AVERAGE NET ASSETS
                                            ----------------------------------
                                           $0 to        $350 to           Over
                                            $350           $700           $700
Portfolio                                Million        Million        Million
------------------------------------------------------------------------------
Health Sciences Portfolio                  0.75%         0.65%           0.55%
Technology Portfolio                       0.75%          0.65%          0.55%

     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Portfolios are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee of $5,000 per Portfolio per year. The fee is paid monthly at one-twelfth of the annual fee.

     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Portfolio.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the four months ended September 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                             Purchases          Sales
------------------------------------------------------------------------------
Health Sciences Portfolio                             $354,972$       $123,691
Technology Portfolio                                    445,927         35,451

     There were no purchases or sales of U.S. Government securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At September 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Portfolio were as follows:

                                           Gross          Gross            Net
Portfolio                           Appreciation   Depreciation   Appreciation
------------------------------------------------------------------------------
Health Sciences Portfolio                $11,205         $1,497         $9,708
Technology Portfolio                      41,994         13,536         28,458

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
     Pension expenses for the four months ended September 30, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were insignificant.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At September 30, 1997, there were no such borrowings.

Financial Highlights
(For a Fund Share Outstanding  Throughout the Period)
Period Ended September 30, 1997 (Note 1)
UNAUDITED

Health Sciences Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                                $10.00
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.03
Net Gains on Securities
   (Both Realized and Unrealized)                                      0.58
                                                                 ----------
Total from Investment Operations                                       0.61
                                                                 ----------
Net Asset Value - End of Period                                      $10.61
                                                                 ==========

TOTAL RETURN                                                         6.10%*

RATIOS+
Net Assets - End of Period ($000 Omitted)                              $356
Ratio of Expenses to Average Net Assets                              0.00%~
Ratio of Net Investment Income to
   Average Net Assets                                                2.24%~
Portfolio Turnover Rate                                               460%*
Average Commission Rate Paid^^                                     $0.0600*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG for the period ended September 30, 1997, since investment operations began May 22, 1997.

~ Annualized

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.

(For a Fund Share Outstanding  Throughout the Period)
Period Ended September 30, 1997 (Note 1)
UNAUDITED

Technology Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                                $10.00
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.03
Net Gains on Securities
   (Both Realized and Unrealized)                                      2.48
                                                                 ----------
Total from Investment Operations                                       2.51
                                                                 ----------
Net Asset Value - End of Period                                      $12.51
                                                                 ==========

TOTAL RETURN                                                        25.10%*

RATIOS+
Net Assets - End of Period ($000 Omitted)                              $469
Ratio of Expenses to Average Net Assets                              0.00%~
Ratio of Net Investment Income to
   Average Net Assets                                                1.81%~
Portfolio Turnover Rate                                                26%*
Average Commission Rate Paid^^                                     $0.1583*

+ All of the expenses of the Portfolio were voluntarily absorbed by IFG for the period ended September 30, 1997, since investment operations began May 21, 1997.

~ Annualized

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold.